Exhibit 99.1

Management Presentation November 2008

1 Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the “Company”) will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

2 Allegiant Travel Company $mm Highlights – Best operating margins – Excellent balance sheet – Lowest costs – Profitable last 23 quarters (1) Unique, expandable & defensible – Leisure, small cities, MD-80s – Ancillary revenue Profitable in 1Q08, 2Q08, 3Q08, unique in the US, accomplished without hedges 6.9% YE3Q08 operating margin, highest of any US non-regional Revenue Operating Profit Operating Margin (1) Excluding non-cash mark-to-market hedge adjustments and 4Q06 one-time tax adjustment

3 Nationwide Expected at Dec 31, 2008: 65 cities, 116 routes, 38 Aircraft

4 And Growing 21 New Routes Announced Since August 1

5 Minimal Direct Competition In 2007, head-to-head competition on nine routes Today: two Head-to-head competition on only two routes • To date, only one airline has entered one of our routes • That attempt lasted a year and has not been repeated • Other airlines appear to see us as an annoyance, not a threat

6 Competition Diminishing Elimination of head-to-head competition – Orlando to Tri-Cities, Greenville, Greensboro, Knoxville – Las Vegas to Medford, Eugene, Colorado Springs Reduction in head-to-head capacity (Las Vegas to Fresno) Competitor shrinkage opening more opportunity (Phoenix to Eugene, Medford) Weaker players under pressure, benefitting Allegiant – Ceased Service - ATA, Aloha, Skybus, Champion – Ch 11 – Frontier, Sun Country – Restructuring - Midwest , Spirit Regional Jets (RJs) particularly hurt by high fuel prices – causing reductions into small cities Strong get stronger, weak get weaker

7 Competition Diminishing Orlando, Las Vegas, Tampa Bay & Phoenix hit particularly hard Las Vegas – Significant room additions thru 2010 – Room rates already dropping & believe will drop further – Lower room rates offset necessary higher airfares Improved terms in rental cars and other 3rd party sales Industry capacity cuts fall hardest on leisure destinations Source: APGDAT .com, 11/14/08 Tampa Bay = Tampa , Sarasota & St. Pete S. Florida = Miami, Ft Lauderdale & West Palm Beach 1Q09 4Q08 Y/Y Change in Sched. Seats -7.9% -8.2% US Domestic -8.9% -9.3% US ALL -5.0% -8.6% South Florida -11.2% -11.3% Phoenix -13.5% -18.4% Tampa Bay -13.5% -13.2% Las Vegas -12.1% -11.2% Orlando -20% -15% -10% -5% 0%

8 Responding to High Fuel: Las Vegas Case Study As fuel prices increased in 4Q07, we cut aircraft hours in Las Vegas – Note: 2Q08 hours below 2Q07 But we primarily cut long-haul routes while adding short-haul flying, meaning the average flight now absorbs fewer aircraft hours – 2Q08 stage length well below 2Q07 In combination with higher year/year load factors, we carried more Vegas passengers in 2Q08 than in 2Q07, despite less flying (and fuel) For the rest of the year, we expect just slightly lower y/y passenger counts for the LAS system, using two fewer aircraft 07-08 08-09 3,800 3,600 3,400 3,200 3,000 2,800 2,600 2,400 2,200 2,000 LAS monthly block hours (9/08 and beyond projected Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun 1,100 1,050 1,000 950 900 850 800 LAS monthly average stage length (9/0/ and beyond projected) 200 180 160 140 120 100 Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Monthly Las Passengers (000) (9/08 and beyond projected)

9 Increasing Ancillary Revenues & Pax/Departure Scheduled service 3Q comparison: Ancillary revenues/pax increased over 50% year over year Significant increase in year-over-year pax/dept benefits include: – More passengers mean more ancillary – Reduces gallons/passenger Key revenue feature – high ancillary revenue/pax 3Q07 3Q08 Change Revenue/Passenger $83.02 $86.32 4% Ancillary/Passenger 21.31 32.28 51% Total Revenue/Passenger $104.33 $118.60 14% Passengers/Departure 125 137 10% Average Stage Length 898 815 (9%) Fuel Cost/Passenger $45.45 $58.27 28% Fuel Gallons/Passenger 19.5 16.9 (13%)

10 Industry-Leading Ancillary Revenue/Passenger Since 2002, ancillary/passenger has grown at over 75% CAGR $25 $20 $15 $10 $5 $0 $1.06 $3.40 $5.87 $11.55 $16.1 $21.31 $1.53 $32.28 2002 2003. 2004 2005 2006 3Q07 2007 3Q08

11 Ancillary Revenue Voluntary extra spend > $32 net per passenger segment – Traditional airline product unbundling – high margins – Third party product sales How do we do it: – Product innovation – Custom reservation system – key advantage Obstacles for other carriers: – Legacies limited by multiple systems – Most LCCs dependent on system vendor – Long-standing relationship with Vegas hotels hard to duplicate 231 hotel agreements and growing – LAS: 61 Orlando/Daytona: 63 St Pete: 17 – Phoenix: 30 Ft Lauderdale: 20 San Diego: 8 – Reno: 11 Palm Springs: 10 Other: 11 Industry leading performance

Ancillary Products

Charging extra for the extras

- Third Party Products
  - Hotels
  - Car rentals
  - Shuttle bus transfers
  - Show tickets
  - Theme park tickets
  - VIP night club access
- Unbundling the traditional product
  - Convenience fee ($11.50/pax; use of website)
  - Assigned seat ($9-25/seg)
  - Priority boarding ($5-10/seg)
  - Checked bag ($15+/bag/segment)
  - TripFlex ($7.50+/seg; flexibility)
  - Booking fee ($10/seg; call center)
  - On-board sales
    - Beverages, soft & alcoholic ($2-7)
    - Snacks/sandwiches/cookies/etc ($2-6)
    - Travel pillow ($7)
    - Vegas logo-blankets ($15)
    - Souvenirs ($2-10)

allegiant

12

13 Control the Customer www.allegiantair.com – Leverage direct relationship with customers – Maximize e-commerce opportunities – 3Q08 unique visitors 3.0 mm, up 24% year-over-year – Instantly relevant to leisure customers in our small cities – Accounts for almost 90% of sales – Generates email lists for future low-cost communication – Significant untapped potential to sell non-Allegiant travel products Advertising – Nonstop service to LAS/FL/AZA a big deal – free media – Small city media markets inexpensive – Email advertising (see above) even cheaper – Word-of-mouth – significant & lowest-cost form of advertising Big fish in small, underserved ponds

14 Low Operating Cost – Simplicity Critical Key Drivers: • Cost-driven schedule • Simple product, no connections • Comprehensive automation • Direct distribution, almost 90% web • No CRS / GDS – Expedia, etc. • Highly productive work force • Low cost aircraft YE3Q08 CASM Ex-fuel (1) YE3Q08 CASM (2) (1) Source: public filings of the respective companies. Includes Mainline CASM excluding Mainline gross fuel expense. (2) Source public filings of the respective companies. Includes company reported Mainline CASM. (¢) (¢) CASM Ex-fuel – 19% Below Nearest Competitor 8 7 6 5 4 3 2 1 0 4.6 5.7 6.0 7.2 7.5 Allegiant JetBlue Air Tran Southwest Alaska 12 10 8 6 4 2 0 JetBlue Allegiant Southwest AirTran Alaska

15 Low Aircraft Utilization – Rising Fuel Cost Daily Utilization (BHs) Cost/pax Declining Non-Fuel Cost/Pax Utilization Cost/Pax Cost/Pax ex-fuel 8 7 6 5 4 3 2 1 0 6.4 7.1 6.1 6.7 6.7 6.4 2003 2004 2005 2006 2007 YE3Q08 $140 $120 $100 $80 $60 $40 $20 $0 Utilization Cost/Pax Cost/Pax ex-fuel

16 Best Operating Margins – YE2Q08 YE3Q08 Operating Margins YE3Q08 Pre-Tax Margins Source: public filings of the respective companies. Without Southwest Hedge (14.5pp) 8% 6% 4% 2% 0% -2% -4% -6% -8% -10% -12% Allegiant Southwest JetBlue Alaska Air Tran 10% 8% 6% 4% 2% 0% -2% -4% -6% -8% Allegiant Southwest JetBlue Alaska Air Tran

17 As of As of 9/30/08 12/31/06 Cash, Cash Equivalents and Short-term Investments $138.6 $144.7 Total Assets 402.6 305.7 Total Debt Retained Earnings 70.1 67.6 72.8 19.1 Total Shareholders’ Equity $214.5 $153.5 Total Capitalization $284.6 $ 226.3 Total Debt / Book Capitalization 24.6% 32.2% Adjusted Total Debt / Adjusted Book Capitalization (1) 30.4% 41.4% Adjusted Debt / EBITDAR (1) 1.6x 3.2x Total Debt / Cash 0.51x 0.50x Capitalization (1) Adjusted for 7x LTM Rent Expense of $5.1M in 2006 and $3.3M in YE3Q08 ($ in millions)

18 Goal: Regain Margins, Resume Growth We adapted to extraordinarily high fuel prices – Reduced stage lengths Eliminated underperforming long-haul routes Reduced frequency on other long-haul routes Added short-haul routes & short-haul frequencies – Tempered growth: reduced supply, increased yield – Filled up airplanes: achieved extraordinarily high loads – Increased ancillary revenue/passengers – Reduced ex-fuel costs Resuming cautious growth, consistent with double-digit margins – Softness in economy should be more than offset by reduced fuel prices – Re-optimized existing fleet given capacity cuts in early 2008 – Six aircraft bought in 2008 will be placed into service starting 4Q08 – Latent growth capacity in existing fleet, given low utilization, if fuel prices continue to remain reasonable

Management Presentation November 2008

20 Appendix: YE3Q08 Cost Breakdown 10.0 9.8 10.7 11.0 11.7 Source: Company filings. (1) Ownership includes Depreciation and Amortization plus Aircraft Rent. (1) 6.8 5.4 5.0 7.0 6.0 Aircraft Labor Other 3.2 4.4 5.7 4.1 5.8 Total CASM MD-80: reasonable cost aircraft

ALGT Investor Day: Introduction/Overview November 2008 Maury Gallagher, CEO

1 Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the “Company”) will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

2 Industry Comparison YE 3Q08 ALGT LUV AAI JBLU RYAAY(1) Revenue per passenger $116 $105 $103 $151 $69 Cost per passenger – fuel 57 32 49 61 20 Cost per passenger – ex-fuel 50 67 58 86 35 Cost per passenger 107 99 107 147 55 Operating profit per passenger $9 $6 $(4) $4 $14 Cost/passenger analysis (1) Assumes one Euro = $1.3

3 Low Aircraft Utilization – Rising Fuel Cost Daily Utilization (BHs) Cost/pax Declining Non-Fuel Cost/Pax Utilization Cost/Pax Cost/Pax ex-fuel 0 1 2 3 4 5 6 7 8 2003 2004 2005 2006 2007 YE3Q08 $0 $20 $40 $60 $80 $100 $120 $140 6.4 7.1 6.1 6.7 6.7 6.4 $102 $100 $103 $101 $97 $108 $78 $70 $60 $54 $49 $49

4 ALGT Recent History 3Q07 4Q07 1Q08 2Q08 3Q08 Revenue per passenger $107 $113 $115 $114 $120 Cost per passenger – fuel 45 55 55 62 58 Cost per passenger – ex-fuel 50 51 47 48 54 Cost per passenger 95 106 102 110 112 Operating profit per passenger $12 $7 $13 $4 $8 Scheduled service revenues Ancillary $21 $24 $26 $28 $32 Passenger 83 87 87 84 86 Total $104 $111 $113 $113 $118 Average stage length (mi) 918 922 907 881 856 Passenger/departure (scheduled service) 125 115 127 133 137 Gallons/passenger 19.6 20.7 19.1 17.7 16.9 Revenue comparisons

5 Non-Fuel Cost Analysis 1Q08 2Q08 3Q08 Cost per passenger – fuel $55 $62 $58 Cost per passenger – ex-fuel 48 48 54 Cost per passenger $103 $110 $112 Non-fuel expenses Salaries and benefits $15 $15 $18 Station operations 11 10 11 Maintenance and repairs 9 10 10 Sales and marketing 3 3 3 Aircraft lease rentals 1 1 1 Other 4 4 4 Depreciation and amortization 4 4 6 Total $48 $48 $54 2008 by quarter

6 Non-Fuel Cost Analysis 2006 2007 YE 3Q08 Cost per passenger – fuel $55 $47 $57 Cost per passenger – ex-fuel 54 49 50 Cost per passenger $101 $97 $108 Non-fuel expenses Salaries and benefits $17 $16 $16 Station operations 11 10 10 Maintenance and repairs 9 8 10 Sales and marketing 4 4 3 Aircraft lease rentals 2 1 1 Other 6 5 5 Depreciation and amortization 5 5 5 Total $55 $50 $50 Last three years

7 Impact of Fuel Reduction – Per Passenger Analysis Revenue per passenger $ 120 Cost per passenger – fuel 41 Cost per passenger – ex fuel 54 Cost per passenger $ 95 Operating profit per passeng $ 25 Q307 Q407 Q108 Q208 Q308 WTI Avg $/Barrel $75 $91 $98 $123 $120 Average Cost/Gal $23.2 $2.64 $2.88 $3.52 $3.44 • Assumed Fuel Costs – Revised Assumptions – Est. Cost/Gal $2.30(1) – Gals/Pax 17.8 – Cost/Pax $41 • Adjusted Q3 – New Fuel Costs (1) Actual fuel cost for past 7 days of operation, 11/11/08 thru 11/17/08

8 Industry Comparison YE 3Q08 ALGT LUV AAI JBLU RYAAY(1) Revenue per passenger $116 $105 $103 $151 $69 Cost per passenger – fuel 57 32 49 61 20 Cost per passenger – ex-fuel 50 67 58 86 35 Cost per passenger 107 99 107 147 55 Operating profit per passenger $9 $6 $(4) $4 $14 Cost/passenger analysis (1) Assumes one Euro = $1.3 Highest per-passenger revenue except for JBLU Lowest ex-fuel cost-per-passenger in North America Greatest impact from reduction in fuel prices

9 The Power of Fuel TTM 3Q08 Avg Decline in Revenue 2% Reduction 8% Reduction 12% Reduction Rev/Passenger 116 $ 116 $ 116 $ 116 $ Cost/Passenger* 108 $ 108 $ 108 $ 108 $ Op. Prof/Passenger 8 $ 8 $ 8 $ 8 $ Revenue Reduction (2) $ (9) $ (14) $ Fuel Reduction @ $55/Barrel 23 $ 23 $ 23 $ Revised Operating Profit/Passenger 29 $ 22 $ 17 $ Fuel Reduction @ $65/Barrel 17 $ 17 $ 17 $ Revised Operating Profit/Passenger 23 $ 16 $ 11 $ Fuel Reduction @ $75/Barrel 12 $ 12 $ 12 $ Revised Operating Profit/Passenger 18 $ 11 $ 6 $ *Fuel Cost/Passenger TTM 3Q08 58 $ 58 $ 58 $ Fuel as a % total Cost/Passenger 54%

ALGT Investor Day: Introduction/Overview November 2008 Maury Gallagher, CEO

ALGT Investor Day: Growth & Fuel Hedging November 19, 2008 Andrew Levy, CFO & MD Planning

1 Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the “Company”) will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forwardlooking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

2 Route Network at Year-End 2008 YE 2008: 65 cities, 116 routes, 38 Aircraft

3 Recent Growth 5 4 3 2 1 0 2005 2006 2007 2008E • Pax(mm) 40 35 30 25 20 15 10 5 0 2005 2006 2007 2008E 8 7 8 6 17 24 32 38 • YE aircraft Additions • Cities 0 10 20 30 40 50 60 70 2005 2006 2007 2008E 31 50 58 65 • Routes 0 20 40 60 80 100 120 140 38 67 105 116

4 Growth Add small cities – believe there are another 30+/- Connect the dots – leverage current network New destinations – several more More flights on existing routes – normalized fuel and demand environment will make this growth profitable at some point Increased fleet utilization – substantial under-used capacity, planned due to high fuel costs Primary growth drivers

5 Growth – New Small Cities 8 New Small Cities Announced Since August 1

6 Growth – Connect the Dots 12 New Routes Announced Since August 1

7 Growth – Potential New Destinations Started San Diego & Oakland service in June 2008

8 Growth – Increase Fleet Utilization 10% (13%) (11%) (17%) (5%) 3.50 3.00 2.50 2.00 1.50 1.00 0.50 - 1Q07 1Q08 2Q07 2Q08 3Q07 3Q08 4Q07 4Q08E FY07 FY08E Departures/Aircraft/Day

9 Growth – Longer Term Add larger gauge narrow-body aircraft – B737-800 (189 seats) or A320 (179 seats) – Increased range & better short-field performance More routes, departures, seats, pax = more revenue Hawaii – Awesome ancillaries – great hotel and car market – Need different aircraft (B737-800, B757) Online travel agency (“OTA”) – Travel related services NOT attached to an Allegiant operated flight – Leverage the strong Allegiant brand in small cities across USA All involve some departure from existing model

10 Fuel Hedging Started hedging fuel in February 2002 Executed 211 trades and received cash settlements totaling $4 million through January 2008 when last trade settled Primarily used swaps of jet fuel and heating oil; some collars Did not qualify under FAS 133 for hedge accounting due to process issues; i.e., style over substance Ceased financial hedging October 2007

11 Fuel Hedging Not core business – travel company, not a commodities trading house Hedges run out – don’t protect from permanent fuel price shift, just provide temporary respite; we manage the business for the long term We believe investors look past it – LUV questions focus more on strength of underlying business One key strength is ability to quickly adjust due to low fixed costs – superior way to manage fuel risk Income statement distortion – Non-cash mark-to-market makes GAAP irrelevant to those in the know – Others look at GAAP Why did we stop hedging?

12 Guidance – Fuel 3Q08 fuel cost per passenger of $58 – $3.44 per gallon – 16.9 gallons per passenger Estimated 4QTD08 (as of November 17) – $2.49 per gallon net ($2.70 per gallon gross; before fixed fee reimb) – 17.8 gallons per passenger Fuel cost of $44 per passenger Est. savings through Nov 17 of $14 per passenger! This week’s prices, based on last week’s daily average price: Las Vegas $2.02 Orlando $2.27 Where we stand – fuel is key!

13 Guidance – Revenue Ancillary revenue per passenger – $32.28 in 3Q08; no quarter/quarter decline since 1Q06 vs. 4Q05 Average air fare – at least $81 versus $86 in 4Q07 Principal scheduled service levers $120 $110 $100 $90 $80 $70 $60 $50 $40 $30 $20 $113 $111 $119 ??? $87 $84 $86 $81 Estimate $26 $28 $32 ??? 1Q08 2Q08 3Q08 4Q08E Average Fare • Ancillary/Passenger

14 Guidance – Load Factor Scheduled load factor and passengers per departure – Expect to be higher than 79.3% (115 pax/dep) in 4Q07 – October scheduled load factor 91.2% or 134 pax/dept Principal scheduled service levers Passengers/Departure – Scheduled System 150 145 140 135 130 125 120 115 82% 86% 91% 88% 90% 94% 95% 93% 92% 91% 100% 95% 90% 85% 80% 75% 121 126 133 128 133 137 139 137 135 134 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 LoadFactor – Scheduler System

ALGT Investor Day: Growth & Fuel Hedging November 19, 2008 Andrew Levy, CFO & MD Planning

ALGT Investor Day: Ancillary November 19, 2008 Ponder Harrison, MD Marketing & Sales

1 Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the “Company”) will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

2 Industry-Leading Ancillary Revenue / Pax Since 2002, ancillary / pax has grown at over 75% CAGR 2002 $1.06 2003 $3.40 2004 $5.87 2005 $11.55 2006 $16.11 3Q07 $21.31 2007 $21.53 1Q08 $25.75 2Q08 $27.75 3Q08 $32.28 1400 1200 1000 800 600 400 200 0 $35 $30 $25 $20 $15 $10 $5 $0 $/Pax Avg. Stage Length

3 U.S. Domestic Load Factor Leader 3Q08 results: – Industry leading, by far, load factor of 93.8% – Year-over-year RASM increase of +33% Tailoring capacity to meet demand Source: Carrier Filings / 9 months ended 3Q08 ALGT NWA DAL CAL HA UAUA LCC Frontier AMR JBLU ALK AAI LUV

4 Increasing Ancillary Revenue & Pax / Departure Scheduled service 3Q comparison Ancillary revenue / pax increased over 50% year over year Total ancillary revenue increased over 70% year over year Key revenue feature – high ancillary revenue / pax 3Q08 3Q07 Change Revenue /Pax $86.32 $83.02 4% Ancillary / Pax $32.28 $21.31 51% Total Revenue / Pax $118.60 $104.33 14% Pax / Departure 137 125 10% Pax 854,833 750,170 14% Pax Revenue $73.8m $62.3m 19% Ancillary Revenue $27.6m $16.0m 73% % of Pax Revenue 37% 26% Average Stage Length 815 898 (9%)

5 Ancillary Revenue Voluntary extra spend > $32 net per passenger segment – Traditional airline product unbundling – high margins – Third party product sales How do we do it: – Product innovation – Custom reservation system – key advantage Obstacles for other carriers: – Legacies limited by multiple systems – Most LCCs dependent on system vendor – Relationships with Vegas hotels hard to duplicate 231 hotel agreements and growing – LAS: 61 Orlando/Daytona: 63 St Pete: 17 – Phoenix: 30 Ft Lauderdale: 20 San Diego: 8 – Reno: 11 Palm Springs: 10 Other: 11 Industry leading performance

Ancillary Products

Charging extra for the extras

- Third Party Products
  - Hotels
  - Car rentals
  - Shuttle bus transfers
  - Show tickets (Blue Man Group)
  - Theme park tickets


BLUE MAN

- Unbundling the Traditional Product
  - Convenience fee ($11.50/pax; use of website)
  - Assigned seat ($7- $25/seg)
  - Priority boarding ($7.50/seg)
  - Checked bag ($15+/bag/segment)
  - TripFlex ($7.50+/seg; flexibility)
  - Booking fee ($10/seg; call center)
  - On-board sales
    - Beverages, soft & alcoholic ($2 - $7)
    - Snacks/sandwiches/cookies/etc ($2 - $5)
    - Travel pillow ($7)
    - Vegas logo-blankets ($15)
    - Souvenirs ($2 - $20)

allegiant

6

7 Federal Express Delivery Fee You think $15 for a checked bag is excessive? * Denotes required field Clear all fields 1. Ship From / To Help Edit From: Las vegas, 89144, U.S.A. To: Irvine, 92606, U.S.A. on November 18, 2008. 2. Package and Shipment Details Help Edit Package details: 1 package , 35.0 lbs , Your Packaging , 36 in x 24 in x 12 in, 0.00 USD. 3. Rates and Transit Times Help Amounts are shown in UDS Select Delivery Date/Time Service Rate Same day in shortest time possible. Call 1 800 Go FedEx for availability and rate. FedEx Same Day® Wed Nov 19, 2008 8:30 AM FedEx First Overnight® 174.70 Wed Nov 19, 2008 10:30 AM FedEx Priority Overnight® 142.57 Wed Nov 19, 2008 3:00 PM Fed Ex Standard Overnight® 117.83 Thu Nov 20, 2008 4:30 PM FedEx 2Day® 77.42 Fri Nov 21, 2008 4:30 PM FedEx Express Saver® 63.99 End of day (1 Business Day) FedEx Ground® 20.39 More information about your results: • Dimensional Weight of your package(s) was used to calculate your rate. FedEx measurement tools $ Currency Converter Rate another package View/Print rate details Ship

8 Air / Hotel Packages “Fly Free” Sales Results Net Revenue: Up 14% Y/Y Room Nights: Up 24% Y/Y Cost Per Room: Down 17% Y/Y Maintaining strong results in a challenging climate 2008 2007 Change Room Nights Booked 36,577 29,435 24% Departures 4,738 4,576 4% Room Nights/Departure 7.7 6.4 20% Hotel Revenue $4.0m $3.8m 5% Hotel Revenue/Departure $844 $830 2% Fly Free sale dates: 10/19/2008 – 11/5/2008, Travel by 02/28/2009 Fly Free sale dates: 10/14/2007 – 10/31/2007, Travel by 02/01/2008

9 Ancillary Revenue By Destination Balanced and consistent Period: 9 months ended 3Q08 $28.34 Las Vegas Orlando-Sanford Tampa-St.Pete Phoenix-Mesa Fort Lauderdale

10 Unique Website Visitors Increasing eyeballs / maintaining web sales Source: Allegiant Google Analytics  1Q06 1.4 2Q06 1.1 3Q06 1.3 4Q06 1.6 1Q07 2.2 2Q07 2.1 3Q07 2.4 4Q07 2.6 1Q08 3.5 2Q08 3.0 3Q08 3.0 4.0 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0.0 100 95 90 85 80 75 Unique Vistors (millions) % Web Sales

11 Future Opportunities Leverage Partner Relationships Enhance Automation Platform Monetize website Drive 3rd party product conversion Customized offers (“product re-bundling”) Increase product sales – Online Travel Agency Portal – Improve onboard revenue potential Travel Club Growing Ancillary Revenue

ALGT Investor Day: Ancillary November 19, 2008 Ponder Harrison, MD Marketing & Sales

ALGT Investor Day: Cash, Debt & Balance Sheet November 2008 Jude Bricker, Director of Fleet Planning and Corporate Finance

1 Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the “Company”) will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

2 Cash Management Summary Investment restrictions: – A1/P1 corporate paper – Repos with A1/P1 rated – Agencies include FHLB and Federal Farm Credit only – Pre-refunded municipals only – Bank deposits are either FDIC insured Subject to offset rights AA or better rated bank We don’t invest in: – Auction rate securities – Asset-backed securities Our conservative approach to cash management paid off this year October cash portfolio allocation Commercial Paper US Federal Agencies US Treasuries Bank Repos Bank Deposits Municipal Notes

3 Debt Summary Allegiant debt transactions, YTD 2008: – 1Q & 2Q: $7.2mm , 6%, 75% LTV – 2Q: $18mm, 6%, 50% LTV (non-seller financing) – 2Q: $7.7mm, 6.7%, 80% LTV (non-seller financing) 15 out of 41 owned aircraft remain unencumbered We have been successful at financing the fleet Notes: Total Outstanding Balance of existing debt only.

4 Balance Sheet Comps Cash and leverage metrics Source: Company most recent quarter reports, 11/17 market cap Notes: Days Net Cash is Net Cash/ Adjusted Operating Expense Net Cash is Total Cash Less ATLs Adjusted OpExp is OpExp adjusted to $2.50/gal fuel plus Interest Exp Enterprise Value is Market Cap plus Net Debt Net Debt is Total Debt less Unrestricted Cash Total Debt is Debt (LT and Current) plus Cap Lease Obligations (LT and Current) plus capitalized aircraft Rent (@ 7x) Total Debt/Enterprise Value Days Net Cash ALGT 12%RYAAY 37% LUV 48% JBLU 81% HA 91% AAI 96% ALK 106% 180 160 140 120 100 80 60 40 20 0 -20 120% 100% 80% 60% 40% 20% 0% -20%

5 Challenging Aircraft Finance Environment Five year, floating rate, new aircraft secured debt Source: Boeing Capital Boeing credit quality Apr-02 Oct-02 Apr-03 Oct-03 Apr-04 Oct-04 Apr-05 Oct-05 Apr-06 Oct-06 Apr-07 Oct-07 Apr-08 Oct-08 400 350 300 250 200 150 100 50 0 Average Quoted spread to LIBOR (bps)

ALGT Investor Day: Cash, Debt & Balance Sheet November 2008 Jude Bricker, Director of Fleet Planning and Corporate Finance

ALGT Investor Day: Maintenance November 2008 Robert Barron, VP Maintenance & Engineering

1 Notice on Forward-Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the “Company”) will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forwardlooking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

2 New Experienced Leadership Team Professional Position Experience Robert Barron VP M&E 35 years Kurt Carpenter Director Maintenance 25 years David Shepherd Director Heavy Maintenance 25 years LeRoy Paine Director Technical Services 35 years Jack Frazer Director Reliability & Mtc. 25 years Sean Landram Director Quality Assurance 20 years Supervising over 140 mechanics & inspectors

3 Maintenance Operations All staffed with Allegiant-employed maintenance personnel Two line maintenance hubs (which share three “hot spare” aircraft) – Las Vegas – Orlando/Sanford Seven line maintenance stations – Scheduled system: – Charter: St. Petersburg Reno Ft. Lauderdale Laughlin Phoenix-Mesa Tunica Bellingham Perform line (routine) maintenance at nine locations

4 Heavy Maintenance C-checks required the minimum of every 18 months or 3600 hours – 12 to 15 day turn times, depending on the complexity of the required structural checks associated with the C-check – Will perform 21 C-checks in 2008, expect 29 C-checks in 2009 Follow Boeing’s “MSG-3” maintenance program for the MD-80 Work completed at American’s Tulsa, OK maintenance base – World’s largest MD-80 operator, performs all its own maintenance – Contract in place 2.5 years, expires late 2009, expect to renew – Recently completed first C-checks on “Pulse” line Highly efficient “assembly-line” for American’s MD-80 C-checks Saves 4-6 days relative to a standard C-check line American Airlines performs our heavy airframe maintenance

5 Induction/Engines Induction aircraft work currently assigned to AAR Oklahoma City – C-check (if necessary, some aircraft come post C-check) – Mods necessary for US certification (if necessary), such as: More capable “black box” Windshear detection equipment – Paint, seats – One induction remaining in 2008 (currently underway) – Five inductions scheduled (so far) for 2009 Heavy engine work assigned to multiple locations, for instance: – Pratt & Whitney (Christchurch, New Zealand) – Timco (Oscoda, MI) – But sometimes we part-out/sell engines instead of repairing them We also oversee the following maintenance

ALGT Investor Day: Maintenance November 2008 Robert Barron, VP Maintenance & Engineering

ALGT Investor Day: Purchasing November 2008 Sean Hopkins, VP Supply Chain Management

1 Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

2 Supply Chain Management Aircraft – Fleet additions – Aircraft for part out Flight equipment – Aircraft components: purchase, repair, inventory management – Aircraft repair materials: purchase, inventory management Ground equipment – Purchase, repair of equipment used to support aircraft operations Fuel – Into-tank supply: Las Vegas, Bellingham (WA), Lexington (KY) – SFB Fueling, our Orlando fuel supply joint venture Initial focus

3 MD80 Fleet Update 43 total of which 37 in service – 5 leased to Swedish subsidiary of Norwegian Air Shuttle – 38 in service by 4Q08 – 41 in service by 2Q09 – 43 in service by YE09 Average age of in-service fleet – 18 years – 29,000 cycles – 43,000 hours Lineage – 11 ex-Scandinavian Airlines (SAS) – 10 ex-Finnair – 12 ex-Aeromexico – 5 ex-Korean Air – 5 miscellaneous High quality MD-80s

4 Why the MD-80 Appropriate size, range and cost to operate High availability of the type Low in-service cost (acquisition price + prep cost) Reasonable maintenance costs Other opportunities For more detailed info, please see last year’s presentation on EDGAR Still a great aircraft for our business model

5 Aircraft & Flight Equipment Purchasing Synergies MD80 aircraft prices in a free fall – Surplus of aircraft in market: Iberia, JAL, SAS, Midwest, etc. – Many aircraft trading at or below previous “part-out” values – Acquiring aircraft for service and/or part-out creates options When we purchase an aircraft for part out: – Competition is from relatively small trading shops – The whole costs less than the sum of the parts – Provides engines at bargain prices – Provides a substantial inventory of parts at good prices – Pick-a-part strategy Increasingly dominant on the bid side of the MD-80 market

6 Flight Equipment Cost Management Strategies Buy vs. repair decision at each event – Part out engines rather than perform high cost repairs – Decisions based on economic (rather than accounting) analysis Tear down and consignment arrangement with Avioserv – Very active market exists for internal engine parts – Available inventory reduces engine repair costs Engine repair shop relationships – Select shop based on work scope – Discount on manufacturer parts reduces heavy visit costs Engines

7 Flight Equipment Cost Management Strategies Rotable components – Parts that can be repaired and returned to service – Compare to expendables – parts that cannot be repaired Revamping vendor relationships – Targeting highest-spend categories first – Work more closely with vendors to cut costs Potential for pooling arrangements with vendors – Parting out aircraft creates spare parts – Maintaining a supply of ready-to-go parts on consignment would permit us to carry additional spares at little cost: Draw from our pool at the vendor to replenish our inventories Sell to external customers to defray costs Rotable components

ALGT Investor Day: Purchasing November 2008 Sean Hopkins, VP Supply Chain Management

ALGT Investor Day: Capacity Optimization & Isolation November 2008 Robert Ashcroft, VP Planning

1 Notice on Forward-Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

2 Capacity Optimization & Isolation Two key (and long-standing) parts of Allegiant business model: 1. Fly only when we can make money. For instance: Don’t fly much in September to Florida Don’t fly much on Tu/We/Sa to Las Vegas 2. Stay away from other low cost carriers Capacity optimization: – Do a better job of flying only when we can make money Isolation: do a better job of staying away from other low cost carriers Sharpen our business model

3 Capacity Optimization In past years, we sized route capacity on a month-by-month basis using past years and recent performance as a guide Starting in early 2008, we started sizing routes essentially on a week-by-week basis, even occasionally on a day-by-day basis This clearly had an impact on our profitability – Likely provided revenue boost to stay profitable in 2Q Getting more granular

4 Capacity Optimization Create daily revenue time series to identify high/low demand periods on a given route (say, Des Moines to Las Vegas) Problem: we don’t have daily flights Solution: use “centered one-week averages” – Revenue per Use Hour attributed to a given date (say, January 15, 2008) is the revenue collected on all the flights in the week centered on January 15, divided by the Use Hours of the flights in that week – For a given flight, Use Hours = Block Hours plus turnaround time (the amount of aircraft time taken up by that flight) Rolling centered one-week revenue and frequency Jan 15 Jan 16 Jan 17 Jan 18 Jan 14 Jan 13 Jan 12

5 Capacity Optimization Des Moines to Orlando, Dec–Jan 2006 & 2007 2007 Rev/UH 2006 Rev/UH 2007 Freq/wk 2006 Freq/wk 1-Dec 8-Dec 15-Dec 22-Dec 29-Dec 5-Jan 12-Jan $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 7 6 5 4 3 2 1 0

6 Capacity Optimization Des Moines to Orlando, Dec–Jan 2007 & 2008 2007 Rev/UH 2007 Freq/wk 2008 Freq/wk 1-Dec 8-Dec 15-Dec 22-Dec 29-Dec 5-Jan 12-Jan $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 7 6 5 4 3 2 1 0

7 Longer seasonal suspensions in Florida Obviously enabled by low capital-cost MD-80 fleet Accounts for part of our 2008 reduction in growth (though reaction to fuel prices by far the greater part) Better job of not flying (as much) when we don’t make money – and flying more when we do Capacity Optimization Higher peaks, lower troughs systemwide in 2008 vs 2007 2007 2008 Prior fortnight Xmas/N Yr fortnight +1% +44% Vs prior fortnight Number of “Same Store” Flights 1,600 1,400 1,200 1,000 800 600 400 200 0

8 19% reduction in 4Q08 departures in markets that existed in 4Q07 Masked by growth into new markets First cut at 4Q08 capacity sizing when fuel was high Collared existing market growth by entering many new markets Capacity Optimization Significant market-by-market reductions * Includes discontinued routes 8,000 7,000 6,000 5,000 4,000 3,000 2,000 1,000 0 Scheduled departures New -Same Store* 4Q07 4Q08

9 Isolation Rule of thumb: – At least a two hour drive from the nearest low-cost carrier airport Some of our best performers are our most isolated cities – Examples: Bismarck, ND, Great Falls, MT – Low population densities but huge catchment areas Not the only way to success within the Allegiant system. For instance: – Allentown, PA close to Philadelphia, but congestion of PHL and drive hassle makes ABE attractive to passengers – Border effects drive success at border cities However, isolation is a key predictor of success Markets of our own

10 Isolation Part of the historic Southwest Airlines business model (a popular myth that this is one of the secrets to success) Works when these are true (as they were for Southwest): – Alternative is at least as convenient to many people than the “main” airport Love vs DFW in Dallas, Midway vs O’Hare in Chicago, Hobby vs Bush in Houston, etc. – When the airline provides frequent service to the alternative airport There essentially aren’t any more alternatives that are at least as convenient We don’t provide frequent service A vestigial part of our business model that works intermittently, at best Class of airports: alternative airport for a major metro area

11 Isolation Tightening up the system

ALGT Investor Day: Capacity Optimization & Isolation November 2008 Robert Ashcroft, VP Planning

ALGT Investor Day: Flight Operations November 2008 Jim Carr, VP Flight Ops

1 Notice on Forward-Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the “Company”) will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forwardlooking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

2 Flight Operations Hire, train and supervise over 260 Captains & First Officers in nine domiciles across the country – Includes 20 FAA-approved check airmen – Five managers/management pilots Oversee systems operations control (SOC) – Dispatch: plans, releases and follows all flights – Crew services: schedules all flight crew including flight attendants – Flight ops portion of SOC comprises 20 personnel Supervise pilots, pilot hiring & system operations control

3 Flight Operations We receive over 300 resumes every month Allegiant Air minimum pilot qualifications: – Air Transport Pilot rating – Current Second-Class Medical certification – At least 3000 hrs total fixed-wing time Jet and Pilot-in-Command time preferred – Pilots must verify their log books Recently, successful candidates have come from airlines such as ATA, Skybus, Midwest, US Airways/America West, Mesa, Aloha, Big Sky. Finding quality new hires is currently not difficult – Recent hires average over 4000 flights hours Pilot availability

4 Flight Ops Resumes & letters of recommendations from existing Allegiant pilots reviewed by System Chief Pilot Personal interviews with System Chief Pilot, People Services and volunteers from the Allegiant Air Pilot Advisory Group (AAPAG) 10 year background check Mandatory DOT pre-employment drug testing Hiring process

5 Flight Ops New hire First Officers – Four weeks of ground school One week of Allegiant policies, procedures, regulations, weather, aircraft performance Three weeks aircraft systems and operation – 32 hours of full motion flight simulator – 50 hours of line-operating experience training with an FAA-approved check airman, twice the FAA minimum requirement Takes about 90 days to identify, hire and train a new class (around a dozen people) of qualified First Officers Fewer than one candidate per class washes out of training on average FAA approved training program

6 Flight Ops  Upgrading from First Officer to Captain – Three days of ground school – 20 hours of simulator training – 50 hours of operating experience with an FAA-approved check airman (also twice the FAA minimum requirement) – FO to Captain upgrade currently happens after about two years Annual recurrent training – Two days of ground school – First Officers checked out in a simulator annually – Captains checked out in a simulator bi-annually Captains undergo a physical every six months, FOs every year – All pilots participate in a random DOT drug test program FAA approved training program

7 Flight Ops First Officer and Captain pay based on position and longevity (time with the company) Incentives for flying beyond 81 hours per month – FAA maximum hours are 30 hours within a seven day period, 100 hours per month, 1000 per year – Some of our pilots max out every year Continuing annual pilot bonus program – payout was significant in 2007 Pilot compensation

8 Flight Ops Business model means quality of life for Allegiant pilots is high – Virtually no crew overnights – crews at home with family every night, assuming the pilot lives in the domicile – Ratio of non-flying duty time to flying time is low Pilots, like all employees, non-union, but we work closely with AAPAG – Existing & future pay/work rules the result of ongoing discussions with pilots mediated through AAPAG Retention is very good – 2007: 110 added, 28 left – 2008 to date: 30 hired, 7 left – Includes washing out, leaving for other carriers, retirement, pursuing other career options Quality of life and retention

ALGT Investor Day: Flight Operations November 2008 Jim Carr, VP Flight Ops

ALGT Investor Day: Fixed Fee Flying November 2008 Brian Davis, Director of Airport & Charter Planning

1 Notice on Forward-Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forwardlooking statements, which may be based on assumptions and anticipated events that do not materialize.

2 Fixed-Fee Flying Re-start of Allegiant in 2002 based on fixed-fee contracts with Harrah’s – Foundation for everything that’s happened since Complementary to scheduled system – Low utilization of scheduled fleet offers ample opportunity to sell charter flights – Allegiant’s flexible, low-cost structure well-suited to accommodate charter requirements Stable business – Fuel protected – Low overhead and little marketing required to sell charters – Good long-term relationships with major vendors Foundation, complementary & stable business

3 Fixed-Fee Flying Track charters – Harrah’s Entertainment Bases in Reno, NV, Laughlin, NV, Tunica, MS (new 1/1/08) Extension of agreement through December 31, 2011 – Baha Mar Entertainment Flights to Nassau, The Bahamas for Crystal Palace Casino Approximately 8–10 trips per month flown out of Sanford – Pursuing additional opportunities Ad hoc – major seasonal opportunities include: – March Madness – Football US Department of Defense: submitted final docs Oct 2008 All four MD-87 aircraft will be dedicated to charters in 2009 Business lines

4 Fixed-Fee Flying Recent growth Typically slow-growing relative to our scheduled business – Boost this year because of new Tunica flying – 10% of revenues for YE3Q08 Consistently profitable – Ad-hoc especially is more profitable than average cost analysis shows, since it incurs only marginal costs We expect to be able to grow this business but do not predict that growth, even in our own models Block hours Revenue (mm) 2005 2006 2007 YE3Q08 12,000 10,000 8,000 6,000 4,000 2,000 0 $60 $50 $40 $30 $20 $10 $0

5 Fixed-Fee Flying 2007-2008 block hour evolution 2Q, 3Q increase over prior year reflects primarily: – Tunica, MS flying for Harrah’s (started 1/1/08) – And in 3Q especially, new flying for MLT vacations (now ceased)  2007 2008 Q1 Q2 Q3 Q4 3,000 2,500 2,000 1,500 1,000 500 0

6 Fixed-Fee Flying New charter planning team on March 1, 2008 Vigorous and responsive sales approach – Ad-hoc broker outreach and sales calls to track-charter vendors – For instance, hosted first ever charter broker meeting Renewed execution emphasis – Better coordination with/of operations groups Special requests: what charter customers want, they get – Positive customer feedback and requests for repeat service Tightened processes/risk management, such as new charter agreement: – Consistent with new DOT guidance – Increased security deposit requirements – Eliminates fuel price recovery risk Recent developments

7 Fixed-Fee Flying Reduction in charter capacity from industry dislocations – ATA – Champion – Xtra – Question marks over Primaris & Sun Country But nature abhors a vacuum, so other carriers have increased charter activity: – ExpressJet – JetBlue – AirTran – Virgin America Competitive landscape

8 Harrah’s Contract 2009 and beyond Currently effectively pay about $1.25/gallon on Harrah’s track flying From Jan 1, Harrah’s flying will reflect an effective fuel price of zero/gal – This means commensurate reductions in both revenue and cost associated with this flying There is also a limited sharing mechanism for fuel price risk with a profit margin cap and floor – As fuel price increases, profit margin decreases and vice-versa within a range of fuel prices from LOW to HIGH At LOW, our margin should exceed historical margins At HIGH, our margin should be below historical margins We’re currently much closer to LOW than HIGH – We expect the volume of flying with Harrah’s to remain constant We will not pay for fuel on Harrah’s flying, 2009 and beyond

ALGT Investor Day: Fixed Fee Flying November 2008 Brian Davis, Director of Airport & Charter Planning